Supplement to the Prospectuses and Statement of Additional Information
each dated January 3, 2006
of
PARADIGM MULTI STRATEGY FUND I, LLC
And
PARADIGM FUNDS TRUST
And its following series:
Advantage Series
Adviser Series
Institutional Series
Addition of Investment Manager
     At a special meeting of shareholders held on March 26, 2007, the shareholders of PARADIGM Multi Strategy Fund I, LLC (the “Portfolio”) and the shareholders of PARADIGM Funds Trust (the “Trust” and, collectively with the Portfolio, the “Funds”) on behalf of the Funds, approved a new advisory arrangement in which Provident Group Asset Management, LLC (“Provident” or “Manager”) would serve as the manager of the Funds and PARADIGM Global Advisors, LLC (“PGA” or “Investment Adviser”) would serve as investment adviser of the Funds.
     As Manager of the Funds, Provident is responsible for (1) the asset growth program and marketing strategies for the Funds and (2) supervision of the investment activities of the Investment Adviser. As Investment Adviser of the Funds, PGA will remain responsible for the day-to-day investment activities of the Funds.
     Provident is the dedicated asset management arm of the Provident Group. Formed in July 2002, Provident focuses exclusively on structuring and managing alternative asset management products for institutional and other accredited investors. As of August 31, 2006, Provident had a total of $144 million in assets under management. Provident is owned by the Provident Group Limited and Grahams St. Group, LLC.
Change in Fee Table with respect to the Advantage Series
     At a special meeting of shareholders held on March 26, 2007, the shareholders of the Advantage Series of the Trust approved the amendment of the Advantage Series’ Distribution and Shareholder Services Plan to increase the current servicing fee from 0.25% to 0.75%. In connection with the increase in the servicing fee, PGA has agreed, effective March 26, 2007, to voluntarily cap the Advantage Series’ total annual operating expenses at 2.75% of the Fund’s average daily net assets. Based on current estimated expenses, the Fund’s total annual expenses are 2.65%. Accordingly, the expense example on page 3 of the Advantage Series’ prospectus is revised as follows:
1 Year             $  46
3 Years           $101
Election of Charles R. Provini as President of the Funds and as Trustee/Director of the Funds
     At a special meeting of shareholders held on March 26, 2007, the shareholders of the Funds elected Charles R. Provini to serve as Trustee of the Trust and Director of the Portfolio. At a meeting held on January 24, 2007, the Board of Trustees of the Trust and the Board of Directors of the Portfolio appointed Charles R. Provini to serve as President of the Funds.
Supplement dated March 26, 2007